                                                                   EXHIBIT 10.1

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated effective as of
September 20, 2004 (the "Second Amendment"), among ST. MARY LAND &
                         ----------------
EXPLORATION COMPANY, a Delaware corporation (the "Borrower"); the banks party
                                                  --------
hereto (the "Lenders"); WACHOVIA BANK, NATIONAL ASSOCIATION, individually, as
             -------
Issuing Bank and as Administrative Agent (in such capacity, the "Administrative
                                                                 --------------
Agent"); BANK ONE, NA and WELLS FARGO BANK, N.A., individually and as
-----
Co-Syndication Agents; and ROYAL BANK OF CANADA and COMERICA BANK-TEXAS,
individually and as Co-Documentation Agents.

                                R E C I T A L S:
                                - - - - - - - -

         A. The Borrower, the Lenders, the Administrative Agent, the
Co-Syndication Agents and the Co-Documentation Agents are parties to that certain Credit Agreement dated as of January 27, 2003 (as amended by First
Amendment to Credit Agreement dated as of January 27, 2003, the
"Credit Agreement").
 ----------------

         B. The parties to the Credit Agreement intend to amend Section 9.05(l)
of the Credit Agreement to increase the aggregate amount the Borrower may pay in connection with repurchases of its stock.

         C. Therefore, in consideration of the mutual covenants and agreements contained herein and in the Credit Agreement, the parties hereto hereby agree as follows:

         SECTION 1.       Amendments to Credit Agreement.
                          ------------------------------

         (a)      The term Agreement, as defined in Section 1.02 of the Credit
Agreement, is hereby amended in its entirety to read as follows:

                  "Agreement" means this Credit Agreement, as amended by the
                   ---------
         First Amendment, as further amended by the Second Amendment, and as the same may be further amended, waived or otherwise modified from time to time in accordance herewith.

         (b)      Section 1.02 of the Credit Agreement is hereby further amended by adding thereto the following new definition in its appropriate alphabetical order:

                  "Second Amendment" means that certain Second Amendment to
                   ----------------
         Credit Agreement dated effective as of September 20, 2004, among the
         Borrower, the Lenders party thereto, the Administrative Agent and the
         Issuing Bank.

         (c)      Section 9.05(l) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(l) so long as no Event of Default shall have occurred which is continuing, from and after September 20, 2004, the Borrower may make additional purchases of its stock provided that the aggregate amount paid by the Borrower in connection with such repurchases from and after
         September 20, 2004 shall not exceed $40,000,000."

                                       1

         SECTION 2.       Defined Terms.  Except as amended hereby,  terms used
                          -------------
herein when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

         SECTION 3.       Conditions Precedent to Effectiveness. This Second
                          -------------------------------------
Amendment shall become effective as of the date hereof when the Administrative
Agent shall have received counterparts hereof duly executed by the Borrower and the Majority Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).

         SECTION 4.       Reaffirmation of Representations and Warranties. To
                          -----------------------------------------------
induce the Lenders, the Administrative Agent and the Issuing Bank to enter into this Second Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties in their entirety contained in Article VII of the
Credit Agreement and in all other documents executed pursuant thereto (except to the extent such representations and warranties relate solely to an earlier date).

         SECTION 5.       Reaffirmation of Credit Agreement. This Second
                          ---------------------------------
Amendment shall be deemed to be an amendment to the Credit Agreement, and the
Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement, as amended hereby.

         SECTION 6.       Governing Law; Entire Agreement. This Second
                          -------------------------------
Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas. The Credit Agreement, as amended by this Second Amendment, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         SECTION 7.       Severability of Provisions. Any provision in this
                          --------------------------
Second Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Second Amendment are declared to be severable.

         SECTION 8.       Counterparts. This Second Amendment may be executed
                          ------------
in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Second Amendment by signing any such counterpart.

         SECTION 9.       Headings. Article and section headings in this Second
                          --------
Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Second Amendment.

         SECTION 10.      Successors and Assigns. This Second Amendment shall
                          ----------------------
be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                                       2

         IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment as of the date first above written.

                                BORROWER

                                ST. MARY LAND & EXPLORATION COMPANY

                                By:      /S/ DAVID W. HONEYFIELD
                                         --------------------------------------
                                Name:    David W. Honeyfield
                                Title:   V.P - Finance, Secretary and Treasurer

AGENTS AND LENDERS:             WACHOVIA BANK, NATIONAL
                                ASSOCIATION, Individually, as Issuing Bank
                                and as Administrative Agent

                                By:      /S/ PHILIP J. TRINDER
                                         --------------------------------------
                                Name:    Philip J. Trinder
                                Title:   Vice President

                                BANK ONE, NA, Individually and as
                                Co-Syndication Agent

                                By:      /s/ J. SCOTT FOWLER
                                         --------------------------------------
                                Name:    J. Scott Fowler
                                Title:   Director, Capital Markets

                                WELLS FARGO BANK, N.A., Individually
                                and as Co-Syndication Agent

                                By:      /S/ LAURA BUMGARNER
                                         --------------------------------------
                                Name:    Laura Bumgarner
                                Title:   Relationship Manager

                                ROYAL BANK OF CANADA, Individually and
                                as Co-Documentation Agent

                                By:      /S/ JASON YORK
                                         --------------------------------------
                                Name:    Jason York
                                Title:   Attorney-In-Fact

                                COMERICA BANK-TEXAS, Individually and
                                as Co-Documentation Agent

                                By:      /S/ PETER L. SEFZIK
                                         --------------------------------------
                                Name:    Peter L. Sefzik
                                Title:   Vice President

                                BNP PARIBAS

                                By:      /S/ DOUGLAS R. LIFTMAN
                                         --------------------------------------
                                Name:    Douglas R. Liftman
                                Title:   Managing Director

                                By:      /S/ POLLY SCHOTT
                                         --------------------------------------
                                Name:    Polly Schott
                                Title:   Vice President

                                 BANK OF SCOTLAND

                                 By:     /S/ AMENA NABI
                                         --------------------------------------
                                 Name:   Amena Nabi
                                 Title:  Assistant Vice President

                                U.S. BANK NATIONAL ASSOCIATION

                                By:      /S/ MARK E. THOMPSON
                                         --------------------------------------
                                Name:    Mark E. Thompson
                                Title:   Vice President

                                HIBERNIA NATIONAL BANK

                                By:      /S/ DARIA MAHONEY
                                         --------------------------------------
                                Name:    Daria Mahoney
                                Title:   Vice President